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                                                                                                                           EXHIBIT 5

                                                                                                               (HORACE MANN
                                                                                                        EDUCATED FINANCIAL SOLUTIONS
                                                                                                                  LOGO)

HORACE MANN LIFE INSURANCE COMPANY
1 Horace Mann Plaza
Springfield, IL 62715-0001

[XYZ SCHOOL] [403(b)] GROUP ANNUITY
ENROLLMENT FORM

A. EMPLOYER INFORMATION

DMC Identification (PIN) #          123456                        List Bill Group #    12-307
                           ----------------------------------                       ------------------------------------------------

B. PARTICIPANT INFORMATION
(street address is required)

Participant Name    John Doe
                 -------------------------------------------------------------------------------------------------------------------

Gender: [X] M [ ] F    Birth date  07/15/1971        Marital status: [X] Married [ ] Single
                                  ----------------

Social Security #          ###-##-####                      Occupation/code     Teacher/01
                  --------------------------------                          ------------------------------------

Street Address    1234 Main Street
               ---------------------------------------------------------------------------------------------------------------------

City    Anytown                          State   USA             Zip Code   62755
     ------------------------------            --------                   ----------------------------------------------------------

Telephone  (555) 555-5555
          -------------------------

C. BENEFICIARY INFORMATION
PRIMARY BENEFICIARY
(street address is required)

Name  Jane Doe
     -------------------------------------------------------------------------------------------------------------------------------

Birth date   10/24/1973          Relationship   Wife             Social security #   ###-##-####
           ---------------                    ----------------                     -------------------------------------------------

Street Address    1234 Main Street
               ---------------------------------------------------------------------------------------------------------------------

City    Anytown                          State   USA             Zip Code   62755
     ------------------------------            --------                   ----------------------------------------------------------

Telephone   (555)555-5555
          -------------------------

Comments
         ---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

CONTINGENT BENEFICIARY
(street address is required)

Name   N/A
     -------------------------------------------------------------------------------------------------------------------------------

Birth date        /        /        Relationship                                Social security #
           -----------------------               ----------------------------                     ----------------------------------

Street Address
               ---------------------------------------------------------------------------------------------------------------------

City                                     State                   Zip Code
     ------------------------------            --------                   ----------------------------------------------------------

Telephone           (      )
          -------------------------

Comments
         ---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

IL-A22000                                                                                                                Page 1 of 3
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[D. PRODUCT INFORMATION
FLEXIBLE PREMIUM:

                                                                                        M&E/Rider Fee             M&E/Rider Fee
                                                                                        -------------             -------------

[X] Group Flexible Premium Deferred Variable Annuity                                        1.25%                     1.25%
                                                                                            -----                 -------------

    OPTIONAL RIDERS:
    Guaranteed Minimum Death Benefit Riders: (check only one box)

       [X]  [XX year] Step-up with Return of Premium                                        0.20%                     0.20%
                                                                                            -----                 -------------

                                                                                                TOTAL                 1.45%    ]
                                                                                                                  -------------

[E. LUMP SUM PREMIUM (for example -- conversions, replacements, rollovers, transfers and exchanges)
$      0.00                        ]
 ----------------------------------

[F. PREMIUM PAYMENTS
(for flexible premium)

Month of first payment:   November
                        ------------------------

                                     EMPLOYEE [403(b) PRE-TAX]           [EMPLOYEE 403(b) POST-TAX             [EMPLOYER [403(b)]
                                             PREMIUMS                     DESIGNATED ROTH PREMIUMS]                 PREMIUMS]
First 12 payment(s) of:                       $100.00                    [         $50.00         ]         [        $50.00        ]
      --                             ------------------------             ------------------------           ----------------------

Subsequent payment :                                                     [                        ]         [                      ]
                                     ------------------------             ------------------------           ----------------------

Total First Year Payment:                                                [                        ]         [                      ]
                                     ------------------------             ------------------------           ----------------------

BILLING MODE:
[List Bill: [X] 1/12]]

[G. INVESTMENT INSTRUCTIONS

ALLOCATION OPTION                            PREMIUMS      LUMP SUM    ALLOCATION OPTION                      PREMIUMS      LUMP SUM
-----------------                            --------      --------    -----------------                      --------      --------
LIFECYCLE                                                              MID-SIZE COMPANY GROWTH
62            Wilshire VIT 2010 Conservative        %             %    34     Putnam VT Vista Fund                   %             %
                                             --------      --------                                           --------      --------

61            Wilshire VIT 2010 Moderate                               SMALL COMPANY VALUE
              Fund                                  %             %    15     Wilshire Target Sm Co Value            %             %
                                             --------      --------                                           --------      --------

60            Wilshire VIT 2010 Agg Fund            %             %    SMALL COMPANY CORE
                                             --------      --------    32     Neuberger Berman Genesis
                                                                              Fund                                   %             %
LARGE COMPANY VALUE                                                                                           --------      --------
27            Davis Value Portfolio                 %             %
                                             --------      --------    SMALL COMPANY GROWTH
                                                                       09     Wilshire VIT Sm Cap Gr HM
01            Wilshire VIT Equ Fund                                           Shares                                 %             %
              HM Shares                             %             %                                           --------      --------
                                             --------      --------
                                                                       INTERNATIONAL
LARGE COMPANY CORE                                                     24     Fidelity VIP Overseas SC2              %             %
12            DJ Wilshire 5000 Index                                                                          --------      --------
              Portfolio*                            %             %
                                             --------      --------    08     Wilshire VIT Intl Equ HM
                                                                              Shares                                 %             %
20            Fidelity VIP Growth & Income                                                                    --------      --------
              SC2                                   %             %
                                             --------      --------    SPECIALTY
                                                                       07     Wilshire VIT Soc Resp HM
21            Fidelity VIP Index 500 SC2            %             %           Shares                                 %             %
                                             --------      --------                                           --------      --------
LARGE COMPANY GROWTH
13            Wilshire Target Lrg Co Growth         %             %    REAL ESTATE
                                             --------      --------    58     Cohen & Steers VIF Realty
                                                                              Fund                                   %             %
MID-SIZE COMPANY CORE                                                                                         --------      --------
22            Fidelity VIP Mid Cap SC2              %             %
                                             --------      --------

31            Rainier Small/Mid Cap Equity          %             %
                                             --------      --------

IL-A22000                                                                                                                Page 2 of 3
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ALLOCATION OPTION                            PREMIUMS      LUMP SUM    ALLOCATION OPTION                      PREMIUMS      LUMP SUM
-----------------                            --------      --------    -----------------                      --------      --------
BOND OPTIONS                                                           FIXED OPTIONS
25            Fidelity VIP High Income SC2          %             %    900    General Fixed Account             100  %         100 %
                                             --------      --------                                           --------      --------

03            Wilshire VIT Income HM                                   905    05-year Guarantee Period
              Shares                                %             %           Account                                %             %
                                             --------      --------                                           --------      --------

04            Wilshire VIT Short Term HM                               907    07-year Guarantee Period
              Share                                 %             %           Account                                %             %
                                             --------      --------                                           --------      --------

BALANCED                                                               910    10-year Guarantee Period
02            Wilshire VIT Balanced HM                                        Account                                %             %
              Shares                                %             %                                           --------      --------
                                             --------      --------
                                                                       TOTAL                                      100%         100%]
MONEY MARKET
59            T Rowe Price Prime Reserve            %             %
                                             --------      --------

H. SPECIAL INSTRUCTIONS                                                [I. ADDITIONAL REQUIREMENTS (if applicable)

-------------------------------------------------------------------       [ ] Suitability form
                                                                          [ ] Transfer/rollover request form
-------------------------------------------------------------------       [ ] Loan Request form
                                                                          [ ] Maximum Allowable Contribution form
-------------------------------------------------------------------       [ ] Contract Summary*
                                                                              Form#                    Revision Date
-------------------------------------------------------------------                 ------------------               ---------------
                                                                           Other
-------------------------------------------------------------------              ---------------------------------------------------
                                                                       *If required in your state, this form must be left with the
-------------------------------------------------------------------    proposed Participant.]

-------------------------------------------------------------------

-------------------------------------------------------------------

[J. FRAUD NOTICES
Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.]

K. ACKNOWLEDGEMENT AND AUTHORIZATION
I agree that the information provided above is full, complete, and true to the best of my knowledge and belief. I acknowledge receipt of the "important notice" applicable to my contract and the current Separate Account and Underlying Fund prospectuses. I
UNDERSTAND THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF VARIABLE INVESTMENT
OPTIONS, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT.

[I UNDERSTAND THAT VALUES PAYABLE UNDER THIS CONTRACT MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT IF THEY ARE WITHDRAWN PRIOR TO THE
END OF A GUARANTEE PERIOD.]

I HEREBY AUTHORIZE HORACE MANN LIFE INSURANCE COMPANY AND HORACE MANN INVESTORS, INC. TO HOLD ANY MONEY(IES) RECEIVED IF THE
ENROLLMENT FORM IS NOT COMPLETE UNTIL SUCH TIME AS THE ENROLLMENT FORM IS MADE COMPLETE.

Participant's signature             JOHN DOE                            Date                 10/25/2006
                        -----------------------------------------------      -------------------------------------------------------

Plan representative signature        Ms. Plan Administrator             Date                 10/26/2006
                              -----------------------------------------      -------------------------------------------------------
                                            (if required)

[Agent's name (1)   Joe Agent
                  ------------------------------------------------------------------------------------------------------------------

Agent's signature (1)   Joe Agent                               Agent #   1234
                      -----------------------------------------         ------------------------------------------------------------

State code    IL          License #                     Percent                                   ]
           ----------               -----------------           ----------------------------------
                                     (if applicable)

IL-A22000                                                                                                                Page 3 of 3
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